1 Mettler-Toledo International Inc. 2013 Equity Incentive Plan (Amended and Restated Effective as of May 6, 2021) Nonqualified Performance Stock Option Agreement This agreement is dated as of [XXXXXXXXXX] (the "grant date") between Mettler-Toledo International Inc., a Delaware corporation (“MTII”), and the undersigned employee of MTII or a subsidiary or affiliate thereof (collectively, the “Company”). Capitalized terms used and not defined in this agreement shall have the meanings given to them in the 2013 Equity Incentive Plan, as Amended and Restated Effective as of May 6, 2021 (the “Plan”). In consideration of the mutual undertakings set forth in this agreement, you and MTII agree as follows: Section 1. Grant of Option. 1.1. MTII hereby grants to you an option to purchase up to [XXXX] shares of common stock of MTII (the “Maximum Number”), at a purchase price of $[XXXX] per share. The “Target Number” of shares subject to this option is [XXXX] and the option will become vested with respect to the Target Number of shares upon the attainment of the target level of performance as described below. The actual number of shares with respect to which the option will become vested as determined below is based on the level of performance attained but in no event will that number exceed the Maximum Number. 1.2. This option is intended to be a “nonqualified” stock option and is not intended to qualify as an “incentive stock option.” Section 2. When You Can Exercise This Option. 2.1. Provided you remain employed by the Company or serve as a director of MTII through at least the Determination Date (as defined below), this option shall vest and become exercisable on and after [XXXXXXXX] (the “Vesting Date”) based on the compound annual growth rate (“CAGR”) measured in local (constant) currency of the MTII’s Group Sales excluding the effects of acquisitions and divestitures over the four-year period commencing [XXXXXXXXXXX] and ending [XXXXXXXXX] in accordance with the following table: Level of CAGR Attained Number of Shares with respect to which the option becomes vested* Equal to or greater than 5% 150% of the Target Number of Shares 4% 100% of the Target Number of Shares 3% 50% of the Target Number of Shares Less than 3% 0 *If the CAGR is between 3% and 4% or between 4% and 5%, the number of shares with respect to which the option becomes vested will be determined by linear interpolation between those benchmarks. 2.2 The Committee shall determine the extent to which, if any, the performance condition has been satisfied making reference to MTII's audited financial results. Any incremental sales attributable to an acquisition will not be included for the first twelve-month period following the acquisition. It is expected that the Committee will make this determination in [XXXXXXXXX]. The date the Committee makes such determination is herein referred to as the “Determination Date.” This determination by the Committee shall be final and binding. 2.3 The option will terminate (i) on the Vesting Date as to any and all shares of common stock for which the option does not become vested as of the Vesting Date and (ii) on [XXXXXXXXXX], as to any and all shares of common stock for which the option has not yet been exercised, in each case unless earlier terminated pursuant to Section 4. Section 3. How You Can Exercise This Option. You can only exercise this option in accordance with the policies and procedures of MTII as may be in effect from time to time and which are communicated in writing to you by MTII and any external service

2 provider. The current exercise procedures are described in the plan materials made available to all option holders. Section 4. Your Rights Under This Option Are Affected If Your Employment Ends For Any Reason. If your employment or service with the Company ends, you may exercise that portion of the option that is vested but not yet exercised as follows: Type of Termination Exercise of Option Must Occur Within: Death or disability 24 months after the last day of employment For Cause Option expires immediately – no exercise possible All other terminations If employed by the Company for less than five years: 90 days after the last day of employment If employed by the Company five or more years: 24 months after the last day of employment You must exercise the vested portion of your option as set out above; failing to do so will cause the option to terminate. If your option is unvested on your last day of employment or service it will automatically terminate. In addition, in the event of a termination for Cause this option expires immediately, whether vested or not. Section 5. You May Not Assign This Option. No right granted to you under the Plan or this agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. During your life, only you can exercise rights granted to you under the Plan or this agreement. You may submit beneficiary information in the manner specified by the Company from time to time indicating a beneficiary to whom any benefit under the Plan is to be paid or who may exercise any of your rights under this option in the event of your death. Section 6. This Option Does Not Give You A Right To Continued Employment or Service. Nothing in the Plan or in this agreement shall confer upon you any right to continue in the employ or service of the Company, or affect any right which the Company may have to terminate your employment or service. Section 7. This Option Does Not Give You Any Rights as a Stockholder. Neither you nor any person succeeding to your rights hereunder shall have any rights as a stockholder with respect to any shares subject to the option unless and until shares are issued pursuant to this agreement. Section 8. This Agreement is Subject to the Plan. This agreement is subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this agreement and the Plan, the provisions of the Plan shall govern. The Committee’s determinations relating to the Plan, this agreement and their respective interpretation shall be binding. Section 9. Effect of Change in Control. If your employment is terminated without Cause or if you resign for "Good Reason,” in each case within 24 months following a Change in Control, the options outstanding on the date of such Change in Control shall vest and become immediately and fully exercisable. "Good Reason" means (i) a material reduction or change in your position, authority, duties or responsibilities as in effect immediately prior to the Change in Control, (ii) a material reduction in your target cash compensation or average annual equity grant over the three years prior to the Change in Control, or (iii) a material change in the geographic location at which you are required to perform services for the Company. Section 10. Non-Compete and Non-Solicit. While you are employed by the Company and for a period of the longer of twelve months after your last day of employment, or so long as you have any options available to exercise that you have not exercised, you shall not directly or indirectly solicit for hire or hire any Company employee or engage in or be employed in any business that (a) competes with any business of the Company, or (b) is a peer company as set out in a list to be specified by the Company from time to time.

3 You agree that while you are employed by the Company, you shall use your best efforts to ensure there is no internal announcement or public communication regarding your departure that the Company has not approved in writing. In case of a breach by you of any of your undertakings in this section, or if you fail to observe, or threaten not to observe, your notice period pursuant to your employment agreement, you acknowledge and agree that the Company is entitled to block any equity transaction, and/or to terminate or forfeit your outstanding equity awards, whether vested or unvested, for no consideration and with immediate effect. During such time as your equity transactions may be blocked, the Company shall not be liable for any loss relating to change in share price or otherwise. Furthermore, you agree to pay the Company liquidated damages in the amount of six months' target salary for each instance of such violation. The termination of equity awards and/or the payment of liquidated damages shall not discharge you from observing your undertakings in this section. To request cessation of any activities that violate or would violate these undertakings, the Company is also entitled to obtain and enforce immediate temporary restraining orders, preliminary injunctions, and final injunctions, in addition to other remedies that may be available. The Company shall not be obligated to post a bond/guarantee. Section 11. Your Acknowledgments Relating To This Option. By entering into this agreement, you acknowledge and agree that (a) you have received and read a copy of the Plan and accept this option subject to the terms and provisions of the Plan, and (b) that no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award there under. You hereby acknowledge and agree that upon exercise of this option, any income resulting from such exercise is subject to income taxes in the relevant jurisdiction and the Company will declare any option income you receive upon exercise of this option. As a condition to the exercise of this option, you shall remit an amount sufficient to satisfy all federal, state, and other governmental tax withholding requirements related to such exercise, including social security withholding. You authorize the Company to withhold from payments to you an amount sufficient to satisfy all such tax and withholding requirements related to exercise of this option that have not previously been paid by you to the Company or to an appropriate governmental authority. Section 12. This Agreement Also Binds Any Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of MTII and, to the extent set forth in Section 5, your heirs, personal representatives, conservator, or committee. IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first set out above. METTLER-TOLEDO INTERNATIONAL INC. By: _________________________________ [Name, Title] Acknowledged and agreed: _______________________________ [Nam of Participant